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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT
                                    OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): October 23, 2001


                               GREATER BAY BANCORP
             (Exact name of registrant as specified in its charter)

California                                     77-0387041
(State or other jurisdiction of                (IRS Employer Identification No.)
Incorporation or organization)

                         COMMISSION FILE NUMBER: 0-25034

              2860 West Bayshore Road, Palo Alto, California 94303
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (650) 813-8200

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ITEM 5.  OTHER ITEMS.

     On October 23, 2001, Greater Bay Bancorp (the "Registrant") completed the acquisition of SJNB Financial Corp. which was accounted for as a pooling-of-interests. Shareholders of SJNB Financial Corp. received 1.82 shares of the Registrant's Common Stock for each outstanding share of SJNB Financial Corp. Common Stock. A total of approximately 6,944,000 shares were issued in the transaction.

     The supplemental consolidated financial statements filed herewith have been prepared accounting for the merger using the pooling-of-interests method of accounting. Upon publication of the Registrant's financial statements for a period which includes October 23, 2001, these supplemental consolidated financial statements will become the historical financial statements of the Registrant.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

EXHIBIT
   NO.                        EXHIBITS
-------                       --------
23.1       Consent of PricewaterhouseCoopers LLP

99.1       Supplemental Consolidated Financial Statements and Supplementary Data
           (restated to include SJNB Financial Corp.)

           For the Years Ended December 31, 2000, 1999, and 1998:

           Selected Financial Data
           Management's Discussion and Analysis
           Supplemental Consolidated Balance Sheets as of December 31, 2000 and
             1999
           Supplemental Consolidated Statements of Operations for the Years
             Ended December 31, 2000, 1999, and 1998
           Supplemental Consolidated Statements of Comprehensive Income for the
             Years Ended December 31, 2000, 1999, and 1998
           Supplemental Consolidated Statements of Shareholders' Equity for the
             Years Ended December 31, 2000, 1999, and 1998
           Notes to Supplemental Consolidated Financial Statements
           Report of Independent Accountants

                                       2

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                                   SIGNATURES

IN ACCORDANCE WITH THE REQUIREMENTS OF THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED, THE REGISTRANT HAS CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

GREATER BAY BANCORP

(Registrant)

By:

/s/ Steven C. Smith
-------------------
Steven C. Smith
    Executive Vice President, Chief Administrative Officer and
    Chief Financial Officer

Date:  October 25, 2001

                                       3

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                                  EXHIBIT INDEX

Exhibits.

23.1    Consent of PricewaterhouseCoopers LLP

99.1 Supplemental Consolidated Financial Statements and Supplementary Data (restated to include SJNB Financial Corp.)

        For the Years Ended December 31, 2000, 1999, and 1998:

        Selected Financial Data
        Management's Discussion and Analysis
        Supplemental Consolidated Balance Sheets as of December 31, 2000 and
          1999
        Supplemental Consolidated Statements of Operations for the Years Ended
          December 31, 2000, 1999, and 1998
        Supplemental Consolidated Statements of Comprehensive Income for the
          Years Ended December 31, 2000, 1999, and 1998
        Supplemental Consolidated Statements of Shareholders' Equity
          for the Years Ended December 31, 2000, 1999, and 1998
        Notes to Supplemental Consolidated Financial Statements
        Report of Independent Accountants

                                       4